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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           November 8, 1999
                                                --------------------------------

                                NRG Energy, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        333-33397                     41-1724239
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                   (IRS Employer
    of incorporation)            File Number)                Identification No.)
1221 Nicollet Mall,
Minneapolis, Minnesota                                              55403
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code      (612) 373-5300
                                                  ------------------------------
                                      None
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report.)





















     POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS
     A CURRENTLY VALID OMB CONTROL NUMBER.                 SEC 873 (1/99) 1 OF 6

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Item 5. Other Events.

         On November 3, 1999, we filed a Prospectus Supplement, dated November 2, 1999, and accompanying Prospectus, dated April 7, 1999, relating to the offering of $240,000,000 principal amount of our 8.0% Remarketable or Redeemable Securities (ROARS) due November 1, 2013 (Remarketing Date November 1, 2003). On November 8, 1999, the offering of the ROARS was completed. In this connection, we are filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7. Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.   Description
-----------   -----------
4.1           Indenture, dated November 8, 1999, by and between NRG Energy,
              Inc. and Norwest Bank Minnesota, National Association, as
              Trustee, with a form of ROARS attached as Exhibit A thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NRG Energy, Inc.
                                      ------------------------------------------
                                                      (Registrant)

Date    November 12, 1999             /S/ Leonard A. Bluhm
    -------------------------                         (Signature)*

                                      Name:  Leonard A. Bluhm
                                      Title: Executive Vice President
                                             and Chief Financial Officer


*Print name and title of the signing officer under this signature










































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